UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to Be Held on June 8, 2017.

SOLIGENIX, INC.	Meeting Information Meeting Type: ANNUAL For holders as of: April 18, 2017 Date: June 8, 2017 Time: 9:00 a.m., EDT Location: DoubleTree Hotel 4355 US Route 1 Princeton, NJ 08540
SOLIGENIX, INC. 29 EMMONS DRIVE SUITE C-10 PRINCETON, NJ 08540

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Proxy Materials Available to VIEW or RECEIVE:

-----      Before You Vote      -----

How to Access the Proxy Materials

1. NOTICE & PROXY STATEMENT                            2. FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:           www.proxyvote.com

2) BY TELEPHONE:       1-800-579-1639

3) BY E-MAIL*:               sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

------     How To Vote     -----

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Nominees:

01)	Christopher J. Schaber, Ph.D.	04)	Gregg A. Lapointe, C.P.A.
02)	Keith L. Brownlie, C.P.A.	05)	Robert J. Rubin, M.D.
03)	Marco M. Brughera, D.V.M.	06)	Jerome B. Zeldis, M.D., Ph.D.

2.	To approve an amendment to our 2015 Equity Incentive Plan to increase the maximum number of shares of common stock available for issuance under the plan by 300,000 shares, bringing the total shares reserved for issuance under the plan to 600,000 shares.

3.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our common stock from 10,000,000 to 25,000,000.

4.	To hold an advisory vote on executive compensation.

5.	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2017.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.